SCHWAB CAPITAL TRUST

Laudus International MarketMasters Fund™

(the fund)

Supplement dated December 13, 2019

to the fund’s currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the

Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.

On December 12, 2019, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the hiring of Baillie Gifford Overseas Limited (“Baillie Gifford”) as a new investment manager to the fund. Accordingly, the following changes have been made to the fund’s prospectus:

The information under “Investment Managers” on page 3 of the fund’s prospectus is hereby deleted and replaced with the following:

The fund has six investment managers: American Century Investment Management, Inc., Baillie Gifford Overseas Limited, Harris Associates L.P., Mellon Investments Corporation, Mondrian Investment Partners Limited and William Blair Investment Management, LLC. As of December 2, 2019, none of the investment managers managed more than 30% of the fund’s net assets nor are any expected to manage more than 30% of the fund’s assets. For information on the fund’s investment managers, please see the “Fund Details” and “Fund Management’’ sections in the prospectus.

The second paragraph and related table under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section on page 5 of the fund’s prospectus are hereby deleted and replaced with the following:

The following table identifies the fund’s investment managers as of December 2, 2019, their areas of focus, and approximate asset allocation.

Investment Manager	Investment Style	Approximate Allocation of Net Assets (%)

American Century Investment Management, Inc.	International small-cap growth	22.91%

Baillie Gifford Overseas Limited	International growth	0.0%*

Harris Associates L.P	International large-cap value	20.20%

Mellon Investments Corporation	International blend	4.56%

Mondrian Investment Partners Limited	International small-cap value	23.03%

William Blair Investment Management, LLC	International multi-cap growth	26.93%

Cash and other assets	—	2.28%

* Baillie Gifford Overseas Limited will begin managing fund assets on or about January 31, 2020.

The following paragraph, relating to Baillie Gifford, under “More About the Fund’s Investment Managers and Principal Risks” in the “Fund Details” section on page 6 of the fund’s prospectus is hereby inserted:

Baillie Gifford Overseas Limited (“Baillie Gifford”). Baillie Gifford’s portfolio managers use a fundamental, bottom-up approach to find investment opportunities in companies with exceptional growth prospects. A concentrated strategy ensures research efforts are focused on companies that are believed to be truly exceptional. Timescales of analysis are not typically aligned with the quarterly focus of traditional finance given a focus on thinking about what the world may look like in ten years’ time. Very long holding periods require a different approach to ownership which benefits from the culture and stability of Baillie Gifford’s partnership structure. The ability to invest in a genuinely long-term manner is important in realizing the asymmetric returns that are available from a small number of companies. A company’s value is rarely determined by what will happen in the next few quarters but instead what will happen in many years. It is over much longer time-periods that deep changes in industries and behavior occur and that competitive advantage and management excellence are recognized. Baillie Gifford uses a proprietary fundamental research framework which focuses analysis on a company’s transformational growth prospects, durable edge, stewardship and financial strength. The research process considers both the scale and the sustainability of the opportunity. This is used to construct a probability-weighted valuation which looks at long-term scenarios for the value of the company and the likelihood of success. Investment decisions are based purely on the merits of the underlying business where it is believed the potential for outsize returns is not reflected in its current valuation. The segment of the fund’s assets managed by Baillie Gifford are invested in equity securities of companies of all sizes.

The fourth paragraph under “Fund Management” on page 11 of the fund’s prospectus is hereby deleted and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement with CSIM and each sub-advisory agreement (except for the sub-advisory agreement with Baillie Gifford) is available in the funds’ 2018 annual report, which covers the period of November 1, 2017 through October 31, 2018. A discussion regarding the basis for the approval of the sub-advisory agreement between CSIM and Baillie Gifford will be available in a future report.

The information relating to the fund under “The Fund’s Investment Managers” in the “Fund Management” section beginning on page 11 of the fund’s prospectus is hereby deleted and replaced with the following:

The Fund’s Investment Managers

The table below shows the fund’s current investment managers and the individuals who serve as portfolio managers for each investment manager’s portion of fund assets.

Laudus International MarketMasters Fund

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/18)	Portfolio Manager(s)	Employment Experience
American Century Investment Management, Inc. 4500 Main Street Kansas City, MO 64111	Founded: 1958 $149.5 billion	Trevor Gurwich, Vice President and Senior Portfolio Manager	Rejoined the team that manages International Small Cap Strategy in 2005. He previously was a member of the team from 2001 until 2002. He joined American Century Investments in 1998 and became a portfolio manager in 2001.

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/18)	Portfolio Manager(s)	Employment Experience
		Federico Laffan, Vice President and Portfolio Manager	Has been a member of the team that manages International Small Cap strategy since 2014 after previously being on the team from 2001 to 2008. He joined American Century Investments in 2001 and became a portfolio manager in 2004.

		Pratik Patel, Portfolio Manager	Has been a member of the team that manages International Small Cap strategy since 2009. He joined American Century Investments in 2009 as an investment analyst and became a portfolio manager in 2014.

Baillie Gifford Overseas Limited Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland	Founded: 1983 $140 billion	James Anderson, Partner and Investment Manager	Mr. Anderson is co-manager of the International Concentrated Growth strategy. He is also a member of the International Growth Portfolio Construction Group, joint Manager of Scottish Mortgage Investment Trust, and a member of the Long Term Global Growth Portfolio Construction Group. He served as a member of the Advisory Board of the Kay Review, and as Chair of the working group that set up the UK Investor Forum. He joined Baillie Gifford in 1983 and became a Partner in 1987. He graduated BA in History from the University of Oxford and MA in International Affairs.

		Lawrence Burns, Investment Manager	Mr. Burns is co-manager of the International Concentrated Growth Strategy. He is also an Investment Manager in the International Growth Research Team. He has been a member of the International Growth Portfolio Construction Group since October 2012 and took over as Deputy Chair in July 2019. He joined Baillie Gifford in 2009 and spent time working in both the Emerging Markets and UK Equity Departments. He graduated BA in Geography from the University of Cambridge in 2009.

		Paulina Sliwinska, CFA, Investment Manager	Ms. Sliwinska joined Baillie Gifford in 2013. She has worked with regional and global equity teams and is an analyst in the International Growth Team and co-manager of International Concentrated Growth. She graduated MA (Hons) Arabic and Politics from the University of Edinburgh in 2013.

Harris Associates L.P. 111 S. Wacker Drive Suite 4600 Chicago, IL 60606	Founded: 1976 $107 billion	David G. Herro, CFA, Deputy Chairman, Chief Investment Officer, International Equities and Portfolio Manager	Began his investment career in 1986. Joined Harris Associates in 1992. Mr. Herro holds a BS from the University of Wisconsin-Platteville and a MA from the University of Wisconsin-Milwaukee.

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/18)	Portfolio Manager(s)	Employment Experience
		Mike L. Manelli, CFA, Vice President, Portfolio Manager and International Investment Analyst	Mr. Manelli joined Harris Associates L.P. in 2005. Mr. Manelli has 16 years investment experience and holds a BBA from the University of Iowa.

Mellon Investments Corporation BNY Mellon Center One Boston Place Boston, MA 02108	Founded: 1933 $497.8 billion	Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management	Ms. Wong is a managing director of equity index strategies with Mellon, where she has been employed since 2000. She holds a MBA from San Francisco State University in Finance, and a BS from San Francisco State University in Accounting and Statistics.

		Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader	Mr. Brown is a managing director of equity portfolio management with Mellon, where he has been employed since 1995. He holds an MBA from California State University at Hayward.

		Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader	Mr. Durante is a managing director of equity portfolio management with Mellon, where he has been employed since 2000. He holds a B.A. degree from Fairfield University in Accounting.

Mondrian Investment Partners Limited Fifth Floor 10 Gresham Street London EC2V 7JD	Founded: 1990 $47.7 billion	Ormala Krishnan, PhD (Investment and Finance), CIO — Small Cap Equities primarily responsible for day-to-day management and investment decisions	Began investment career in 1993. Joined Mondrian in May 2000 as a portfolio manager, emerging markets. Named to current position in 2013 and currently heads the international small capitalization team.

		Frances M. Cuthbert Senior Portfolio Manager	Ms. Cuthbert is a graduate of the University of Edinburgh where she completed a MA (Hons) degree in Economics. She commenced her career at Deutsche Bank before joining Mondrian in 1999 with responsibilities in the International Small Capitalization Team. Ms. Cuthbert is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

		Aidan Nicholson Senior Portfolio Manager	Having graduated from Pembroke College, Oxford with a Masters in Engineering, Economics & Management, Mr. Nicholson worked at Cazenove & Co. in the UK Smaller Companies Team, before moving to Mondrian in 2003 where he is a Senior Portfolio Manager on the International Small Capitalization Team. Mr. Nicholson is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Investment Manager and Address	Year Founded/ Assets Under Management (as of 12/31/18)	Portfolio Manager(s)	Employment Experience
William Blair Investment Management, LLC 150 N. Riverside Plaza Chicago, IL 60606	Founded: 2014 $48.9 billion	Simon Fennell, Partner, Portfolio Manager	Simon Fennell joined William Blair & Company, LLC (an affiliate of William Blair Investment Management, LLC) in 2011. Prior to joining the firm, Mr. Fennell was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, he was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Mr. Fennell holds an MA from the University of Edinburgh and an MBA from Cornell University’s Johnson Graduate School of Management.

		Kenneth J. McAtamney, Partner, Portfolio Manager	Kenneth J. McAtamney joined William Blair & Company, LLC (an affiliate of William Blair Investment Management, LLC) in 2005. Prior to joining the firm, he was Vice President for Goldman Sachs and Co., where he was responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Mr. McAtamney holds a BA from Michigan State University and an MBA from Indiana University.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG109522-00 (12/19)

00239107

SCHWAB CAPITAL TRUST

Laudus International MarketMasters Fund™

(the fund)

Supplement dated December 13, 2019 to the fund’s currently

effective Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On December 12, 2019, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the hiring of Baillie Gifford Overseas Limited (“Baillie Gifford”) as a new investment manager to the fund. Accordingly, the following changes have been made to the fund’s SAI:

The following paragraph relating to Baillie Gifford under “Advisory Agreement” in the “Investment Advisory and Other Services” section beginning on page 25 of the fund’s SAI is hereby inserted:

Baillie Gifford Overseas Limited (“Baillie Gifford”) serves as sub-adviser to the fund. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co., which is generally engaged in the business of investment management. Baillie Gifford and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority. Its principal address is located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland.

The following information relating to Baillie Gifford under “Sub-Adviser Portfolio Manager Disclosure” beginning on page 31 of the fund’s SAI is hereby inserted:

Baillie Gifford sub-advises the Laudus International MarketMasters Fund (the “Fund”).

Other Accounts. The portfolio manager(s) are also responsible for the day-to-day management of other accounts, as indicated in the following table. The information below is provided as of October 31, 2019. There are no accounts with respect to which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James Anderson	5	$27,462,403,463	10	$16,962,196,140	107	$45,828,166,845
Lawrence Burns	4	$27,193,612,527	6	$2,029,563,948	34	$13,796,116,911
Paulina Sliwinska	1	$71,940,607	1	$34,766,431	1	$122,803,477

Material Conflicts of Interest. Baillie Gifford Overseas’ individual portfolio managers may manage multiple accounts for multiple clients, including the Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford Overseas manages potential conflicts between the Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford Overseas has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation. The remuneration for non-partner Investment Managers (Portfolio Managers and Researchers) at Baillie Gifford has three key elements (i) base salary, (ii) a company-wide all staff bonus and (iii) a performance related bonus, referred to as the Investment Departments’ Bonus Scheme. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford employees.

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Performance for non-partner Investment Managers is measured in two ways. Primarily, 50% of the bonus is based on individual performance. This is determined by the individual’s line manager at the annual appraisal at which staff are assessed against key competences and pre-agreed objectives. The remaining 50% is determined by the investment performance of the investment team, the Portfolio Construction Groups (PCGs), or a combination of both that the individual has been part of, over the specified investment time horizon, reflecting our emphasis on long term investing.

Within the firm each Investment Team and the PCG have pre-determined performance targets. These targets, along with the relevant portfolios being measured, are established and agreed with by each Head of Department following consultation with the Investment Management Committee.

All Bonus Scheme members defer between 20% and 40% of their annual variable remuneration. Awards deferred are held for a period of three years and are invested in a range of funds managed by Baillie Gifford that broadly reflect the firm’s investment policy.

Partner remuneration comprises a fixed base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford and length of service. The basis of the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension benefits, are not available to partners, who therefore provide for benefits from their own personal funds.

Ownership of Fund Shares. As of October 31, 2019, the portfolio manager(s) did not beneficially own any of the fund’s shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG109523-00 (12/19)

00239108

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